[Logo] M F S(R)
INVESTMENT MANAGEMENT


                  MFS(R) MANAGED
                  SECTORS FUND

                  SEMIANNUAL REPORT o FEBRUARY 28, 2002


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 33 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 13
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter six months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

The Fed has just turned a corner in its opinion of the state of the U.S. economy. After a year of lowering interest rates to stimulate an economy it felt was weakening, the central bank left rates unchanged at its meeting on March 19 and announced that it feels risks are balanced now between weakness and inflation. Many investors, we believe, took that as a sign that the Fed could begin raising rates later in 2002 to moderate the pace of an economic recovery. And, in fact, Fed Chairman Alan Greenspan stated to Congress earlier in March that "economic expansion is already well under way."

In our view, however, there are still reasons for caution. Some companies are still cutting back spending and laying off employees, although that trend seems to have slowed in the new year. New jobs remain hard to come by. Many industries continue to be burdened by weak demand that has yet to catch up with an excess of supply. Another moderating factor is that, unlike in many previous recessions, we never experienced a sharp falloff in consumer spending in this downturn -- so there is not a great deal of pent-up consumer demand to drive a recovery.

Taking into account the good news and our reasons for caution, we expect to see an acceleration in the economy this year, but we think that recovery will be moderate, not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post- attack downturn made some stocks even more attractive, in our view.

And although the market has been volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     March 20, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Toni Y. Shimura]
    Toni Y. Shimura

For the six months ended February 28, 2002, Class A shares of the fund provided a total return of -6.40%, Class B shares -6.69%, Class C shares -6.53%, and Class I shares -6.25%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -2.56% return over the same period for the fund's benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes. The fund's returns also compare to a -1.69% return over the same period for the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average multicap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -7.15%.

Q.  WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PERIOD?

A. The fund underperformed its benchmark during the period in part due to the difficult economic environment that followed the terrorist attacks on September 11. Prior to September 11, we were overweighted in technology, media, health care, and retail stocks, having positioned the fund for a potential recovery in economic growth. Many of these stocks suffered disproportionately in the months following the terrorist attacks. Performance was also hurt by our large position in Tyco International, which dropped in value after the Enron accounting scandal cast doubt on the accounting practices of many large companies.

    What helped the fund and allowed us to outperform our Lipper peer group were some timely sales. Despite the negative impact from our position in Tyco, we did sell it before the worst of its drop in value, based on concerns from our analysts over the company's decision to split itself into four separate entities. We also made some timely sales among our wireless service providers in January. Specifically, we sold our positions in Sprint PCS and Vodafone, based on indications that future subscriber growth and cash flow would be disappointing. We also sold most of our stocks in telecom equipment firms serving the wireless market.

Q.  HOW WAS THE FUND POSITIONED OVER THE PERIOD?

A. Although the weeks following the September 11 attacks presented some difficult economic and market conditions, our strategy remained the same. We continued to look for industry-leading companies that were either growing rapidly or that we believed would grow rapidly in the future. We also targeted companies in cyclical growth industries such as advertising and semiconductors, since earnings per share have historically tended to accelerate when an economic recovery arrives. But our real focus was on owning the next generation leaders -- companies that we believe are still underappreciated or not widely followed by Wall Street.

    Toward the end of the period, we became more confident in the arrival of an economic recovery than we have been at any time in the past two years. As such, we positioned the fund in companies that we believe may benefit most from an economic recovery. In technology, which continued to be a big sector for us, we owned cyclical companies such as firms making personal computers, semiconductors, and semiconductor manufacturing equipment. In addition, we were invested in companies we believed were "best of breed" internet infrastructure and storage companies.

    In the leisure sector, we were overweighted in radio and television broadcasters. In retailing, we had large holdings in discount retailers and home improvement companies, based on our expectation that low interest rates and some reluctance to travel would trigger greater refinancing activity and a "nesting" trend among consumers.

    We were underweighted in the health care area because we saw little opportunity for growth among the large pharmaceutical companies. Finally, we were underweighted in telecommunications, utilities, financials, and consumer staples because we felt we could enjoy more upside by owning companies with more economic sensitivity.

Q.  WHAT HAVE BEEN SOME OF THE FUND'S MAJOR INVESTMENT THEMES?

A. We have focused on firms we believe will be market share gainers. These are companies that solve critical problems and change the way we live or how companies do business. September 11 proved the importance of backing up mission-critical data. Accordingly, we have invested in storage hardware and software because of the added demand for greater backup capabilities and the fact that explosive information growth is driving storage demand. We expect significant growth in this area because we believe every industry is using and storing more information.

    In the leisure sector, we have focused on radio and television broadcasting companies, such as Clear Channel and Viacom, that have continued to gain market share. We also owned Westwood One, a producer and distributor of nationally sponsored radio programs.

    We have found several discount retailers attractive because these companies play into the growing trend of people looking for greater value, especially in a tough economic period. We've seen the discounters continue to grow their share of the retail market by offering lower prices and entering new categories such as food and drugs. Moreover, given that Kmart went into bankruptcy, we think Wal-Mart, Target, and Costco may increase their market share, which we believe could boost their growth rates.

    In the transportation area, we owned FedEx and some of the trucking companies because we think more goods will be transported as the economy picks up.

Q.  WHAT IS YOUR OUTLOOK GOING FORWARD?

A. Given a sharp drop in oil prices and more than 200 interest rate cuts around the world over the past year, we think we are now positioned for a solid economic recovery. In fact, we think prospects for the global economy, corporate earnings, and the fund are brighter than at any time in the past 12 to 18 months. We have positioned the fund to potentially benefit from that recovery, by owning stocks in technology, media and leisure, retail, hotel, and transportation companies. While we believe we are on the forefront of an earnings recovery, we also feel it will be selective. After a challenging couple of years, we think the companies growing the fastest in the future will be different from those that led the market in the past. Our goal is to own these next-generation leaders.

/s/ Toni Y. Shimura

    Toni Y. Shimura
    Portfolio Manager

Note to shareholders: Effective February 28, 2002, the Russell 3000 Growth Index replaced the Standard & Poor's 500 Stock Index (the S&P 500) as the fund's benchmark. We believe the Russell 3000 Growth Index more accurately reflects our multi-cap growth discipline, offering investors a more reliable objective measure of the fund's performance. The S&P 500, on the other hand, includes a large proportion of value stocks that stand outside our investment discipline.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
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TONI Y. SHIMURA IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)) AND PORTFOLIO MANAGER OF THE MANAGED SECTORS PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

TONI JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999.

SHE IS A GRADUATE OF WELLESLEY COLLEGE AND THE MIT SLOAN SCHOOL OF MANAGEMENT.

ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY- ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:               SEEKS TO PROVIDE CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   DECEMBER 29, 1986

CLASS INCEPTION:         CLASS A  SEPTEMBER 20, 1993
                         CLASS B  DECEMBER 29, 1986
                         CLASS C  JUNE 1, 2000
                         CLASS I  JANUARY 2, 1997

SIZE:                    $319 MILLION NET ASSETS AS OF FEBRUARY 28, 2002

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2002

CLASS A
                                           6 Months        1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               -6.40%       -24.34%       -17.23%       +15.84%        +95.28%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         -24.34%       - 6.11%       + 2.98%        + 6.92%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --         -28.69%       - 7.94%       + 1.77%        + 6.29%
------------------------------------------------------------------------------------------------------------

CLASS B
                                           6 Months        1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               -6.69%       -24.81%       -18.82%       +12.13%        +85.51%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         -24.81%       - 6.71%       + 2.32%        + 6.37%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --         -27.82%       - 7.40%       + 2.10%        + 6.37%
------------------------------------------------------------------------------------------------------------

CLASS C
                                           6 Months        1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                               -6.53%       -24.72%       -18.58%       +12.46%        +86.06%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --         -24.72%       - 6.62%       + 2.38%        + 6.41%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --         -25.47%       - 6.62%       + 2.38%        + 6.41%
------------------------------------------------------------------------------------------------------------

CLASS I
                                           6 Months        1 Year       3 Years       5 Years       10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                          -6.25%       -24.09%       -16.32%       +17.84%        +95.43%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                            --         -24.09%       - 5.77%       + 3.34%        + 6.93%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class A, C, and I share performance include the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A and I shares are lower than those of Class B shares, the blended Class A and I share performance is lower than it would have been had Class A and I shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C share performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2002

FIVE LARGEST STOCK SECTORS

[Begin Bar Chart]

                Technology                      26.0%
                Retailing                       19.4%
                Leisure                         15.1%
                Health Care                     11.5%
                Special Products & Services      6.1%

[End Bar Chart]

TOP 10 STOCK HOLDINGS

LOWE'S COS., INC.  3.4%                  HOME DEPOT, INC.  2.1%
Home improvement retailer                Home improvement retailer

MICROSOFT CORP.  3.0%                    CLEAR CHANNEL COMMUNICATIONS, INC. 2.0%
Computer software and systems company    Media company with operations in radio,
                                         outdoor advertising, and live
VERITAS SOFTWARE CORP.  2.4%             entertainment
Supplier of storage management software
                                         SEARS ROEBUCK & CO.  1.8%
TARGET CORP.  2.3%                       General merchandise retailer
General merchandise discount retailer
                                         VIACOM INC.  1.7%
IDEC PHARMACEUTICALS CORP.  2.1%         Diversified media and entertainment
Biopharmaceutical company                company

                                         DELL COMPUTER CORP.  1.7%
                                         Direct-marketing computer systems
                                         company

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of the MFS Managed Sectors Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1. To elect a Board of Trustees.

                                                           NUMBER OF SHARES
                                                        ----------------------
                                                                      WITHHOLD
NOMINEE                                                        FOR   AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                       30,815,534     705,155
John W. Ballen                                          30,815,159     705,530
Lawrence H. Cohn, M.D.                                  30,817,749     702,940
The Hon. Sir J. David Gibbons, KBE                      30,785,426     735,263
William R. Gutow                                        30,818,894     701,795
J. Atwood Ives                                          30,818,658     702,031
Abby M. O'Neill                                         30,785,298     735,391
Lawrence T. Perera                                      30,818,702     701,987
William J. Poorvu                                       30,818,271     702,418
Arnold D. Scott                                         30,814,593     706,096
J. Dale Sherratt                                        30,819,852     700,837
Elaine R. Smith                                         30,814,426     706,263
Ward Smith                                              30,805,642     715,047

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                     23,444,457
Against                                                    734,796
Abstain                                                    965,590
Broker Non-votes                                         6,375,846

ITEM 3. To amend, remove or add certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                     23,354,840
Against                                                    790,659
Abstain                                                    999,344
Broker Non-votes                                         6,375,846

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                     30,150,412
Against                                                    573,263
Abstain                                                    797,014

ITEM 5. To ratify the selection of Deloitte & Touche, LLP as the independent public accountants to be employed by the Trust for the fiscal year ending August 31, 2002.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                     30,554,442
Against                                                    291,593
Abstain                                                    674,654

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2002

Stocks - 94.7%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
Automotive - 1.1%
  Genuine Parts Co.                                                       8,600           $    314,158
  Harley-Davidson, Inc.                                                  64,800              3,321,648
                                                                                          ------------
                                                                                          $  3,635,806
------------------------------------------------------------------------------------------------------
Basic Materials - 4.3%
  Air Products & Chemicals, Inc.                                         35,400           $  1,716,900
  Alcan, Inc. (Canada)                                                   39,700              1,609,438
  Ecolab Inc.                                                            27,800              1,301,874
  Georgia Gulf Corp.                                                     44,600              1,070,846
  Inco Ltd. (Canada)                                                     36,200                674,406
  International Paper Co.                                                26,200              1,146,250
  Phelps Dodge Corp.                                                     24,500                928,795
  Praxair, Inc.                                                          75,900              4,394,610
  Silgan Holdings, Inc.*                                                 26,900                826,906
                                                                                          ------------
                                                                                          $ 13,670,025
------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 1.5%
  Alberto-Culver Co.                                                     18,400           $    958,088
  Church & Dwight Inc.                                                   15,700                485,130
  McCormick & Co., Inc.                                                  17,200                842,800
  NBTY, Inc.*                                                            27,900                414,036
  Newell Rubbermaid, Inc.                                                26,400                821,832
  Sysco Corp.                                                            40,100              1,185,757
                                                                                          ------------
                                                                                          $  4,707,643
------------------------------------------------------------------------------------------------------
Energy - 1.8%
  BJ Services Co.*                                                       37,200           $  1,233,180
  Nabors Industries, Inc.*                                               36,700              1,301,749
  Smith International, Inc.*                                             23,600              1,525,740
  Tidewater, Inc.                                                        20,800                810,784
  Weatherford International, Inc.*                                       17,000                783,700
                                                                                          ------------
                                                                                          $  5,655,153
------------------------------------------------------------------------------------------------------
Financial Services - 1.9%
  Dun & Bradstreet Corp.*                                                29,300           $  1,148,560
  Golden West Financial Corp.                                            26,800              1,708,500
  Goldman Sachs Group, Inc.                                              40,000              3,237,600
                                                                                          ------------
                                                                                          $  6,094,660
------------------------------------------------------------------------------------------------------
Healthcare - 10.9%
  Abbott Laboratories, Inc.                                              10,700           $    605,085
  Amgen, Inc.*                                                           81,900              4,748,562
  Applera Corp. - Applied Biosystems Group                               20,050                453,130
  Beckman Coulter, Inc.                                                  13,500                643,545
  Biomet, Inc.                                                           28,600                874,016
  Forest Laboratories, Inc.*                                             37,950              3,017,784
  Genentech, Inc.*                                                       27,900              1,316,880
  Genzyme Corp.*                                                         67,500              2,995,650
  Gilead Sciences, Inc.*                                                 47,800              3,367,988
  IDEC Pharmaceuticals Corp.*                                           102,100              6,413,922
  Johnson & Johnson Co.                                                  44,800              2,728,320
  Medimmune, Inc.*                                                       36,900              1,521,387
  Medtronic, Inc.                                                        19,700                877,438
  Quest Diagnostics, Inc.*                                               27,501              1,950,096
  St. Jude Medical, Inc.*                                                19,700              1,542,510
  Tenet Healthcare Corp.*                                                14,700                848,925
  Varian Medical Systems Inc.*                                           24,200                977,196
                                                                                          ------------
                                                                                          $ 34,882,434
------------------------------------------------------------------------------------------------------
Housing - 1.9%
  D.R. Horton Inc.                                                       27,800           $  1,109,220
  KB Home                                                                33,000              1,440,450
  Lennar Corp.                                                           61,100              3,373,331
                                                                                          ------------
                                                                                          $  5,923,001
------------------------------------------------------------------------------------------------------
Industrial - 4.3%
  Danaher Corp.                                                          16,300           $  1,095,849
  Illinois Tool Works, Inc.                                              14,900              1,096,044
  Integrated Defense Technologies, Inc.*                                  1,020                 26,010
  ITT Industries Inc.                                                    22,500              1,327,500
  Lockheed Martin Corp.                                                  34,200              1,929,222
  Navistar International Corp.                                           22,900                973,708
  Northrop Grumman Corp.                                                 31,700              3,393,168
  PACCAR, Inc.                                                           11,000                791,230
  Parker-Hannifin Corp.                                                  18,000                896,760
  United Technologies Corp.                                              30,800              2,246,860
                                                                                          ------------
                                                                                          $ 13,776,351
------------------------------------------------------------------------------------------------------
Leisure - 14.3%
  Brinker International, Inc.*                                           90,600           $  3,111,204
  Catalina Marketing Corp.*                                              25,200                909,216
  CEC Entertainment, Inc.*                                               48,200              2,318,420
  Clear Channel Communications, Inc.*                                   132,300              6,167,826
  E.W. Scripps Co., Inc., "A"                                            23,500              1,767,200
  Gannett Co., Inc.                                                       8,200                624,676
  General Motors Corp., "H"*                                             18,800                277,300
  Harrah's Entertainment, Inc.*                                          34,500              1,395,180
  Hispanic Broadcasting Corp.*                                           40,000              1,042,800
  International Game Technology*                                         43,000              2,903,360
  McGraw-Hill Cos., Inc.                                                  5,900                388,220
  Outback Steakhouse, Inc.*                                              75,900              2,706,594
  P.F.Chang's China Bistro, Inc.*                                        14,900                878,057
  Starwood Hotels & Resorts Co.                                          71,100              2,559,600
  Tribune Co.                                                            18,100                775,042
  Tricon Global Restaurants, Inc.*                                       46,500              2,749,545
  Univision Communications, Inc., "A"*                                   31,200              1,286,688
  USA Networks, Inc.*                                                   108,400              3,204,304
  Viacom, Inc., "B"*                                                    111,800              5,204,290
  Wendy's International, Inc.                                            21,800                676,018
  Westwood One, Inc.*                                                   128,800              4,607,176
                                                                                          ------------
                                                                                          $ 45,552,716
------------------------------------------------------------------------------------------------------
Retail - 18.4%
  Albany International Corp.                                             23,000           $    619,160
  AnnTaylor Stores Corp.*                                                61,900              2,547,804
  Bed Bath & Beyond, Inc.*                                              131,970              4,407,798
  BJ's Wholesale Club, Inc.*                                             12,500                514,375
  Chico's FAS, Inc.*                                                     86,400              2,923,776
  Costco Wholesale Corp.*                                                95,300              3,932,078
  Home Depot, Inc.                                                      127,900              6,395,000
  Lowe's Cos., Inc.                                                     225,500             10,203,875
  Nike, Inc., "B"                                                        57,000              3,355,020
  O'Reilly Automotive, Inc.*                                             24,700                816,335
  PETCO Animal Supplies Inc.*                                            47,530                962,483
  PETsMART, Inc.*                                                        86,700                926,823
  Reebok International Ltd.*                                             35,500                982,640
  Sears, Roebuck & Co.                                                  100,900              5,305,322
  Target Corp.                                                          166,700              6,984,730
  Wal-Mart Stores, Inc.                                                  80,200              4,973,202
  Walgreen Co.                                                           42,000              1,690,080
  Whole Foods Market, Inc.*                                               9,200                408,940
  Williams-Sonoma, Inc.*                                                 16,200                734,670
                                                                                          ------------
                                                                                          $ 58,684,111
------------------------------------------------------------------------------------------------------
Technology - 24.6%
  Analog Devices, Inc.*                                                  30,000           $  1,116,300
  ASM International N.V. (Netherlands)*                                  98,600              2,107,082
  Brocade Communications Systems, Inc.*                                  39,200                861,224
  Brooks Automation, Inc.*                                               72,700              3,182,079
  Cisco Systems, Inc.*                                                  195,900              2,795,493
  Cymer, Inc.                                                            53,100              1,945,053
  Dell Computer Corp.*                                                  207,400              5,120,706
  Ebay, Inc.*                                                            34,500              1,795,725
  Emulex Corp.*                                                         153,800              4,992,348
  Fairchild Semiconductor International Co.*                             74,300              1,913,225
  Intel Corp.                                                            64,700              1,847,185
  KLA-Tencor Corp.*                                                      79,300              4,592,263
  Lam Research Corp.*                                                    44,600                965,144
  Maxim Integrated Products, Inc.*                                       28,600              1,308,736
  Mercury Interactive Corp.*                                             28,600                968,968
  Microchip Technology, Inc.*                                            96,000              3,281,280
  Micron Technology, Inc.*                                               90,500              2,909,575
  Microsoft Corp.*                                                      152,900              8,920,186
  Novellus Systems, Inc.*                                                51,600              2,197,644
  Oracle Corp.*                                                         189,800              3,154,476
  Peoplesoft, Inc.*                                                      15,500                450,585
  QLogic Corp.*                                                         127,800              4,760,550
  Rational Software Corp.*                                              110,300              2,047,168
  SAP AG, ADR (Germany)                                                  14,700                502,299
  Siebel Systems, Inc.*                                                  57,700              1,601,752
  STMicroelectronics N.V. (Netherlands)                                  29,100                857,286
  Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)              95,200              1,547,000
  Tandberg ASA (Norway)*                                                212,900              2,460,581
  Texas Instruments, Inc.                                                31,000                909,850
  VERITAS Software Corp.*                                               203,600              7,225,764
  Western Digital Corp.*                                                 21,900                127,239
                                                                                          ------------
                                                                                          $ 78,464,766
------------------------------------------------------------------------------------------------------
Transportation - 3.8%
  Autostrade S.p.A. (Italy)                                             206,300           $  1,503,935
  Fedex Corp.*                                                           88,100              5,097,466
  Heartland Express, Inc.                                                89,286              2,011,613
  Knight Transportation, Inc.*                                           22,100                455,260
  Roadway Corp.                                                          23,000                860,200
  Southwest Airlines Co.                                                 78,300              1,652,913
  Swift Transportation, Inc.*                                            30,000                650,700
                                                                                          ------------
                                                                                          $ 12,232,087
------------------------------------------------------------------------------------------------------
Utilities - 0.1%
  Telefonos de Mexico S.A., ADR (Mexico)                                 10,900           $    417,361
------------------------------------------------------------------------------------------------------
Other - 5.8%
  Affiliated Computer Services, Inc., "A"*                               99,200           $  4,851,872
  Apollo Group, Inc.*                                                    49,100              2,383,805
  Career Education Corp.*                                                28,400              1,050,516
  Concord EFS, Inc.*                                                     73,200              2,198,196
  Corinthian Colleges, Inc.*                                             26,000              1,191,320
  Fiserv, Inc.*                                                          49,600              2,119,904
  Ingersoll-Rand Co.                                                     16,300                815,000
  Sabre Group Holding, Inc., "A"*                                        34,100              1,500,741
  Strayer Education, Inc.                                                 8,100                388,638
  SunGard Data Systems, Inc.*                                            29,900                923,013
  Ticketmaster Online-Citysearch, Inc.*                                  39,200                940,800
                                                                                          ------------
                                                                                          $ 18,363,805
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $289,958,108)                                              $302,059,919
------------------------------------------------------------------------------------------------------
Short-Term Obligations - 1.9%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
  General Electric Capital Corp., due 3/01/02, at
    Amortized Cost                                                      $ 6,149           $  6,149,000
------------------------------------------------------------------------------------------------------
Repurchase Agreement - 3.9%
------------------------------------------------------------------------------------------------------
  Morgan Stanley, dated 2/28/02, due 3/01/02, total to be
    received $12,356,649 (secured by various U.S.
    Treasury and Federal Agency obligations in a jointly
    traded account), at Cost                                            $12,356           $ 12,356,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $308,463,108)                                         $320,564,919
Other Assets, Less Liabilities - (0.5)%                                                     (1,662,103)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $318,902,816
------------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------
FEBRUARY 28, 2002
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $308,463,108)        $ 320,564,919
  Investment of cash collateral for securities loaned, at
    identified cost and value                                     33,808,170
  Cash                                                                   327
  Receivable for investments sold                                  6,524,092
  Receivable for fund shares sold                                     70,476
  Interest and dividends receivable                                   93,351
  Other assets                                                         5,163
                                                               -------------
      Total assets                                             $ 361,066,498
                                                               -------------
Liabilities:
  Payable for investments purchased                            $   7,895,895
  Payable for fund shares reacquired                                 326,624
  Collateral for securities loaned, at value                      33,808,170
  Payable to affiliates -
    Management fee                                                     6,646
    Administrative fee                                                   155
    Shareholder servicing agent fee                                      884
    Distribution and service fee                                       4,404
  Accrued expenses and other liabilities                             120,904
                                                               -------------
      Total liabilities                                        $  42,163,682
                                                               -------------
Net assets                                                     $ 318,902,816
                                                               =============
Net assets consist of:
  Paid-in capital                                              $ 579,145,448
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                  12,101,811
  Accumulated net realized loss on investments and foreign
    currency transactions                                       (270,262,396)
  Accumulated net investment loss                                 (2,082,047)
                                                               -------------
      Total                                                    $ 318,902,816
                                                               =============
Shares of beneficial interest outstanding                        39,578,632
                                                                 ==========
Class A shares:
  Net asset value per share
    (net  assets  of  $242,212,106  /  30,092,880  shares of
      beneficial interest outstanding)                             $8.05
                                                                   =====
  Offering  price  per share (100 / 94.25 of net asset value
     per share)                                                    $8.54
                                                                   =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $72,203,976 / 8,928,890 shares of
      beneficial interest outstanding)                             $8.09
                                                                   =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,955,212 / 244,172 shares of beneficial
      interest outstanding)                                        $8.01
                                                                   =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,531,522 / 312,690 shares of beneficial
      interest outstanding)                                        $8.10
                                                                   =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2002
-------------------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                                  $    449,474
    Interest                                                                        277,553
    Foreign taxes withheld                                                           (1,359)
                                                                               ------------
      Total investment income                                                  $    725,668
                                                                               ------------
  Expenses -
    Management fee                                                             $  1,276,541
    Trustees' compensation                                                           21,461
    Shareholder servicing agent fee                                                 170,203
    Distribution and service fee (Class A)                                          450,345
    Distribution and service fee (Class B)                                          393,211
    Distribution and service fee (Class C)                                            8,938
    Administrative fee                                                                9,686
    Custodian fee                                                                    63,620
    Printing                                                                         60,349
    Postage                                                                          49,653
    Auditing fees                                                                    16,724
    Legal fees                                                                        2,841
    Miscellaneous                                                                   139,665
                                                                               ------------
      Total expenses                                                           $  2,663,237
    Fees paid indirectly                                                            (14,093)
                                                                               ------------
      Net expenses                                                             $  2,649,144
                                                                               ------------
        Net investment loss                                                    $ (1,923,476)
                                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $(50,894,507)
    Foreign currency transactions                                                    62,234
                                                                               ------------
      Net realized loss on investments and foreign currency transactions       $(50,832,273)
                                                                               ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                $ 29,629,307
    Translation of assets and liabilities in foreign currencies                     (69,358)
                                                                               ------------
      Net unrealized gain on investments and foreign currency translation      $ 29,559,949
                                                                               ------------
        Net realized and unrealized loss on investments and foreign
          currency                                                             $(21,272,324)
                                                                               ------------
          Decrease in net assets from operations                               $(23,195,800)
                                                                               ============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDING                    YEAR ENDING
                                                          FEBRUARY 28, 2002                AUGUST 31, 2001
                                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $ (1,923,476)                 $  (3,374,368)
  Net realized loss on investments and foreign currency
    transactions                                                (50,832,273)                  (197,690,224)
  Net unrealized gain (loss) on investments and
    foreign currency translation                                 29,559,949                   (210,726,657)
                                                               ------------                  -------------
      Decrease in net assets from operations                   $(23,195,800)                 $(411,791,249)
                                                               ------------                  -------------

Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)
                                                               $    --                       $ (76,995,939)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                 --                         (28,629,879)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 --                            (319,311)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 --                            (840,326)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                         --                         (15,774,975)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                         --                          (5,865,707)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                         --                             (65,421)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                         --                            (172,167)
                                                               ------------                  -------------
      Total distributions declared to shareholders             $    --                       $(128,663,725)
                                                               ------------                  -------------
Net increase (decrease) in net assets from fund share
  transactions                                                 $(26,046,987)                 $  57,209,356
                                                               ------------                  -------------
      Total decrease in net assets                             $(49,242,787)                 $(483,245,618)
Net assets:
  At beginning of period                                        368,145,603                    851,391,221
                                                               ------------                  -------------
  At end of period (including accumulated net investment
    loss of $2,082,047 and $158,571, respectively)             $318,902,816                  $ 368,145,603
                                                               ============                  =============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                            SIX MONTHS ENDED                                       YEAR ENDED AUGUST 31,
                           FEBRUARY 28, 2002        ---------------------------------------------------------------------------
                                 (UNAUDITED)              2001             2000             1999            1998           1997
-------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $ 8.60            $21.45           $14.95           $11.06          $16.81         $13.16
                                      ------            ------           ------           ------          ------         ------
Income from investment operations# -
  Net investment loss                 $(0.04)           $(0.06)          $(0.11)          $(0.08)         $(0.12)        $(0.13)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (0.51)            (9.44)            8.73             5.72           (2.49)          5.46
                                      ------            ------           ------           ------          ------         ------
     Total from investment operations $(0.55)           $(9.50)          $ 8.62           $ 5.64          $(2.61)        $ 5.33
                                      ------            ------           ------           ------          ------         ------
Less distributions declared to
  shareholders -
  From net realized gain on
    investments and foreign
    currency transactions             $ --              $(2.78)          $(2.12)          $(1.75)         $(3.14)        $(1.68)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                        --               (0.57)            --               --              --             --
                                      ------            ------           ------           ------          ------         ------
      Total distributions
        declared                      $ --              $(3.35)          $(2.12)          $(1.75)         $(3.14)        $(1.68)
                                      ------            ------           ------           ------          ------         ------
Net asset value - end of period       $ 8.05            $ 8.60           $21.45           $14.95          $11.06         $16.81
                                      ======            ======           ======           ======          ======         ======
Total return(+)                        (6.40)%++        (50.32)%          60.26%           54.92%         (18.04)%        43.92%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                            1.41%+            1.36%            1.32%            1.36%           1.38%          1.43%
  Net investment loss                  (0.98)%+          (0.43)%          (0.56)%          (0.57)%         (0.79)%        (0.93)%
Portfolio turnover                        96%              319%             495%             334%            112%            96%
Net assets at end of period
  (000 Omitted)                     $242,212          $276,026         $600,531         $326,805        $227,348       $288,227

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                              SIX MONTHS ENDED                                     YEAR ENDED AUGUST 31,
                             FEBRUARY 28, 2002           ----------------------------------------------------------------------
                                   (UNAUDITED)             2001             2000             1999           1998           1997
-------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                $ 8.67           $21.55           $15.04           $11.08         $16.81         $13.14
                                        ------           ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment loss                   $(0.07)          $(0.14)          $(0.24)          $(0.17)        $(0.22)        $(0.23)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                     (0.51)           (9.52)            8.78             5.75          (2.48)          5.47
                                        ------           ------           ------           ------         ------         ------
      Total from investment
        operations                      $(0.58)          $(9.66)          $ 8.54           $ 5.58         $(2.70)        $ 5.24
                                        ------           ------           ------           ------         ------         ------
Less distributions declared to
  shareholders -
  From net realized gain on
    investments and foreign
    currency transactions               $ --             $(2.68)          $(2.03)          $(1.62)        $(3.03)        $(1.57)
  In excess of net realized gain
    on investments and foreign
    currency transactions                 --              (0.54)            --               --             --             --
                                        ------           ------           ------           ------         ------         ------
      Total distributions declared      $ --             $(3.22)          $(2.03)          $(1.62)        $(3.03)        $(1.57)
                                        ------           ------           ------           ------         ------         ------
Net asset value - end of period         $ 8.09           $ 8.67           $21.55           $15.04         $11.08         $16.81
                                        ======           ======           ======           ======         ======         ======
Total return                             (6.69)%++       (50.64)%          59.15%           53.89%        (18.52)%        42.95%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                              2.06%+           2.01%            1.97%            2.01%          2.02%          2.11%
  Net investment loss                    (1.63)%+         (1.08)%          (1.20)%          (1.22)%        (1.43)%        (1.60)%
Portfolio turnover                          96%             319%             495%             334%           112%            96%
Net assets at end of period
  (000 Omitted)                        $72,204          $87,876         $243,420         $127,024        $97,682       $157,052

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                YEAR ENDED              PERIOD ENDED
                                                     FEBRUARY 28, 2002           AUGUST 31, 2001          AUGUST 31, 2000*
                                                           (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
                                                               CLASS C
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                           $ 8.57                    $21.57                    $19.62
                                                                ------                    ------                    ------
Income from investment operations# -
  Net investment loss                                           $(0.07)                   $(0.12)                   $(0.08)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                         (0.49)                    (9.47)                     2.03
                                                                ------                    ------                    ------
      Total from investment operations                          $(0.56)                   $(9.59)                   $ 1.95
                                                                ------                    ------                    ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                       $ --                      $(2.83)                   $ --
  In excess of net realized gain on investments and
    foreign currency transactions                                 --                       (0.58)                     --
                                                                ------                    ------                    ------
      Total distributions declared                              $ --                      $(3.41)                   $ --
                                                                ------                    ------                    ------
Net asset value - end of period                                 $ 8.01                    $ 8.57                    $21.57
                                                                ======                    ======                    ======
Total return                                                     (6.53)%++                (50.62)%                   59.30%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                      2.06%+                    2.01%                     1.97%+
  Net investment loss                                            (1.63)%+                  (1.08)%                   (1.53)%+
Portfolio turnover                                                  96%                      319%                      495%
Net assets at end of period (000 Omitted)                       $1,955                    $1,505                    $1,022

 * For the period from the inception of Class C shares, June 1, 2000, through  August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                               SIX MONTHS ENDED                           YEAR ENDED AUGUST 31,                  PERIOD ENDED
                              FEBRUARY 28, 2002           -------------------------------------------------        AUGUST 31,
                                    (UNAUDITED)             2001           2000          1999          1998             1997*
-----------------------------------------------------------------------------------------------------------------------------
                                        CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                 $ 8.64           $21.54         $14.99        $11.10        $16.86            $13.18
                                         ------           ------         ------        ------        ------            ------
Income from investment operations# -
  Net investment loss                    $(0.03)          $(0.01)        $(0.04)       $(0.03)       $(0.07)           $(0.07)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      (0.51)           (9.47)          8.76          5.72         (2.50)             3.75
                                         ------           ------         ------        ------        ------            ------
      Total from investment
        operations                       $(0.54)          $(9.48)        $ 8.72        $ 5.69        $(2.57)           $ 3.68
                                         ------           ------         ------        ------        ------            ------
Less distributions declared to
  shareholders -
  From net realized gain on
    investments and foreign
    currency transactions                $ --             $(2.84)        $(2.17)       $(1.80)       $(3.19)           $ --
  In excess of net realized gain on
    investments and foreign
    currency transactions                  --              (0.58)          --            --            --                --
                                         ------           ------         ------        ------        ------            ------
      Total distributions declared       $ --             $(3.42)        $(2.17)       $(1.80)       $(3.19)           $ --
                                         ------           ------         ------        ------        ------            ------
Net asset value - end of period          $ 8.10           $ 8.64         $21.54        $14.99        $11.10            $16.86
                                         ======           ======         ======        ======        ======            ======
Total return                              (6.25)%++       (50.14)%        60.76%        55.45%       (17.72)%           27.92%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                               1.06%+           1.01%          0.97%         1.01%         1.02%             1.07%+
  Net investment loss                     (0.63)%+         (0.08)%        (0.21)%       (0.21)%       (0.44)%           (0.65)%+
Portfolio turnover                           96%             319%           495%          334%          112%               96%
Net assets at end of period
  (000 Omitted)                          $2,532           $2,739         $6,418        $2,829        $1,756            $2,349

 * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Managed Sectors Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2002, the value of securities loaned was $33,686,245. These loans were collateralized by U.S. Treasury securities of $1,087,836 and cash of $33,808,170 which was invested in the following short-term obligations:

                                                               IDENTIFIED COST
                                                   SHARES            AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   33,808,170          $33,808,170

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $11,228 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $2,865 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended August 31, 2001 and August 31, 2000 was as follows:

                                    AUGUST 31, 2001        AUGUST 31, 2000
--------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                    $105,250,499            $ 7,520,287
    Long-term capital gain               23,413,230             80,273,576
                                       ------------            -----------
Total distributions paid               $128,663,729            $87,793,863
                                       ============            ===========

As of August 31, 2001, the components of accumulated losses on a tax basis were as follows:

            Capital loss carryforward               $  18,916,162
            Unrealized loss                          (217,972,099)

At February 28, 2002, the fund, for federal income tax purposes, had a capital loss carryforward of $18,916,162, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,115 for the six months ended February 28, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $9,207 for the six months ended February 28, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $29,479 for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,996 and $2 for Class B and Class C shares, respectively, for the six months ended February 28, 2002. Fees incurred under the distribution plan during the six months ended February 28, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2002, were $1,203, $54,280, and $206 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $309,799,907 and $335,653,743, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $308,463,108
                                                                 ------------
Gross unrealized appreciation                                    $ 24,318,537
Gross unrealized depreciation                                     (12,216,726)
                                                                 ------------
    Net unrealized appreciation                                  $ 12,101,811
                                                                 ============
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                  SIX MONTHS ENDED FEBRUARY 28, 2002          YEAR ENDED AUGUST 31, 2001
                                  ----------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             1,396,070       $ 11,618,104        5,262,303       $ 67,520,158
Shares issued to shareholders in
  reinvestment of distributions              (388)            (9,824)       6,135,854         86,084,826
Shares reacquired                      (3,401,057)       (28,367,281)      (7,293,523)       (90,015,829)
                                       ----------       ------------       ----------       ------------
    Net increase (decrease)            (2,005,375)      $(16,759,001)       4,104,634       $ 63,589,155
                                       ==========       ============       ==========       ============

Class B shares
                                  SIX MONTHS ENDED FEBRUARY 28, 2002          YEAR ENDED AUGUST 31, 2001
                                  ----------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               549,938       $  4,637,943        2,053,514       $ 28,669,372
Shares issued to shareholders in
  reinvestment of distributions                (4)               (75)       2,264,762         32,177,296
Shares reacquired                      (1,759,793)       (14,475,930)      (5,474,100)       (69,672,868)
                                       ----------       ------------       ----------       ------------
    Net decrease                       (1,209,859)      $ (9,838,062)      (1,155,824)      $ (8,826,200)
                                       ==========       ============       ==========       ============

Class C shares
                                  SIX MONTHS ENDED FEBRUARY 28, 2002          YEAR ENDED AUGUST 31, 2001
                                  ----------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               180,195       $  1,545,371          262,510       $  3,533,050
Shares issued to shareholders in
  reinvestment of distributions            --                --                27,242            382,476
Shares reacquired                        (111,636)          (946,106)        (161,521)        (1,837,210)
                                       ----------       ------------       ----------       ------------
    Net increase                           68,559       $    599,265          128,231       $  2,078,316
                                       ==========       ============       ==========       ============

Class I shares
                                  SIX MONTHS ENDED FEBRUARY 28, 2002          YEAR ENDED AUGUST 31, 2001
                                  ----------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                21,983       $    176,754           21,029       $    269,743
Shares issued to shareholders in
  reinvestment of distributions            --                --                72,017          1,012,558
Shares reacquired                         (26,404)          (225,943)         (73,863)          (914,216)
                                       ----------       ------------       ----------       ------------
    Net increase (decrease)                (4,421)      $    (49,189)          19,183       $    368,085
                                       ==========       ============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2002, was $806. The fund had no borrowings during the period.

MFS(R) MANAGED SECTORS FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,               ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President Massachusetts Financial            Private investor; Rockefeller Financial Services,
Services Company, Chairman and Chief Executive            Inc. (investment advisers), Chairman and Chief
Officer                                                   Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                   LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                 Hemenway & Barnes (attorneys), Partner
President and Director
                                                          WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                   Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief           Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and          Associates Properties, Inc. (real estate
Director                                                  investment trust), Director; The Baupost Fund (a
                                                          mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of             Insight Resources, Inc. (acquisition planning
Surgery                                                   specialists), President; Wellfleet Investments
                                                          (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)        General Partner (since 1993); Paragon Trade
Trustee                                                   Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding               Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial               nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;            (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                          ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                  Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video           WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                 Private investor; Sundstrand Corporation
                                                          (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                    industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy             (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,                ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President Massachusetts Financial            Treasurer
Services Company, Chairman and Chief Executive            Massachusetts Financial Services Company, Vice
Officer                                                   President (since August 2000); UAM Fund Services,
                                                          Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior          Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel              President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                 JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice            Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                        INVESTOR SERVICE
Massachusetts Financial Services Company                  MFS Service Center, Inc.
500 Boylston Street                                       P.O. Box 2281
Boston, MA 02116-3741                                     Boston, MA 02107-9906

DISTRIBUTOR                                               For general information, call toll free:
MFS Fund Distributors, Inc.                               1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                       8 p.m. Eastern time.
Boston, MA 02116-3741
                                                          For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                         individuals, call toll free: 1-800-637-6576 any
Toni Y. Shimura+                                          business day from 9 a.m. to 5 p.m. Eastern time.
                                                          (To use this service, your phone must be equipped
CUSTODIAN                                                 with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                          For share prices, account balances, exchanges or
INVESTOR INFORMATION                                      stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your            1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information            touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a        WORLD WIDE WEB
message anytime).                                         www.mfs.com

+ MFS Investment Management

MFS(R) MANAGED                                                    -------------
SECTORS FUND                                                        PRSRT STD
                                                                  U. S. Postage
                                                                      Paid
                                                                       MFS
                                                                  -------------
[Logo] M F S(R)
INVESTMENT MANAGEMENT


500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                               MMS-3  4/02  62M  08/208/308/808